UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
FORM 8-K
_____________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

            Date of Report (Date of earliest event reported): May 5, 2022

Commission File Number: 1-11607
DTE Energy Company

Michigan	38-3217752
(State or other jurisdiction of incorporation or organization)	(I.R.S Employer Identification No.)

Registrants address of principal executive offices: One Energy Plaza, Detroit, Michigan 48226-1279
Registrants telephone number, including area code: (313) 235-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
Common stock, without par value	DTE	New York Stock Exchange

2017 Series E 5.25% Junior Subordinated Debentures due 2077	DTW	New York Stock Exchange

2019 6.25% Corporate Units	DTP	New York Stock Exchange

2020 Series G 4.375% Junior Subordinated Debentures due 2080	DTB	New York Stock Exchange

2021 Series E 4.375% Junior Subordinated Debentures due 2081	DTG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)    The Annual Meeting was held on May 5, 2022.

(b)    At the Annual Meeting:

(i)    The director nominees named in the Proxy were all elected to the Board as follows: David A. Brandon, Charles G. McClure, Jr., Gail J. McGovern, Mark A. Murray, Gerardo Norcia, Ruth G. Shaw, Robert C. Skaggs, Jr., David A. Thomas, Gary H. Torgow, James H. Vandenberghe and Valerie M. Williams were each elected to serve as a director of the Company for a one-year term expiring in 2023, with the votes shown:

	Total Votes For Each Director	Total Votes Withheld From Each Director	Broker Non-Votes
David A. Brandon	126,962,657	11,089,033	20,159,175
Charles G. McClure, Jr.	130,207,251	7,844,440	20,159,175
Gail J. McGovern	133,894,786	4,156,904	20,159,175
Mark A. Murray	134,590,430	3,461,260	20,159,175
Gerardo Norcia	131,213,367	6,838,323	20,159,175
Ruth G. Shaw	133,291,469	4,760,221	20,159,175
Robert C. Skaggs, Jr.	136,464,478	1,587,212	20,159,175
David A. Thomas	136,639,865	1,411,825	20,159,175
Gary H. Torgow	136,726,951	1,324,739	20,159,175
James H. Vandenberghe	132,959,613	5,092,077	20,159,175
Valerie M. Williams	134,203,698	3,847,992	20,159,175

(ii)    Shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the year 2022, with the votes shown:

For	Against	Abstentions	Broker Non-Votes
156,441,003	1,423,624	346,238	0

(iii)    Shareholders approved, on an advisory basis, the overall executive compensation paid to the Company's named executive officers as more fully described in the Proxy, with the votes shown:

For	Against	Abstentions	Broker Non-Votes
132,204,688	5,038,477	808,525	20,159,175

(iv)    Shareholders did not approve the shareholder proposal relating to amending the bylaws to allow holders of 10% of shares outstanding to call a special shareholder meeting, as more fully described in the Proxy, with the votes shown:

For	Against	Abstentions	Broker Non-Votes
65,349,496	71,978,379	723,815	20,159,175

(v)    Shareholders did not approve the shareholder proposal relating to incorporation of Scope 3 emissions into the company's net zero targets, as more fully described in the Proxy, with the votes shown:

For	Against	Abstentions	Broker Non-Votes
38,419,648	98,417,543	1,214,499	20,159,175

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2022

DTE Energy Company
(Registrant)

/s/Lisa A. Muschong
Lisa A. Muschong
Vice President, Corporate Secretary and Chief of Staff